UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2008
Date of Report (Date of earliest event reported)

SILICA RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52169	71-0990401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 Hamilton Street, Suite 306 Vancouver, British Columbia, Canada	V6B 2S2
(Address of principal executive offices)	(Zip Code)

(604) 646-1563
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on June 11, 2008, the Board of Directors of Silica Resources Corporation (the “Company”):

•	accepted the resignation of Robert Skelly as Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer and a director of the Company;

•	accepted the resignation of Karl Gruber as a director of the Company; and

•	accepted the consent of Gerry Jardine, a current director and officer of the Company, to act as Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer of the Company.

Gerry Jardine. Effective January 31, 2008, the Board of Directors appointed Mr. Jardine to act as President, Chief Executive Officer and a director of the Company.

Mr. Jardine is a member of the Investor Relations team at Sweetwater Capital. Mr. Jardine was President/CEO and a director of New Pacific Ventures from 2001 to 2006. From 1999 to 2004, he was the Secretary/Treasurer and a director of Prefco Enterprises Inc., a public Canadian construction/development company. From 1989 to 2003, Mr. Jardine was President/CEO and a director of Truax Venture Corporation, a Canadian public exploration company. Additionally, from 1996 to 2003, Mr. Jardine was the President of Amcan Fiscal Consultants Inc., a private consulting company. From 1986 to 1997, Mr. Jardine was the President/CEO, and a director of PowerTech Industries Inc., a Canadian public company involved in the manufacture and sales of HVAC equipment. Over the past 23 years, Mr. Jardine has also served as a director to more than half a dozen other companies, mainly operating in resource industries.

 As a result of the changes indicated above, the Company’s current officers and directors are as follows:

Name	Position
Gerry Jardine	President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer and a director
Richard Thomssen	Vice President of Exploration and a director
Paul D. Brock	Director
Lee Borschowa	Director

SECTION 8 – OTHER EVENTS

Item 8.01          Other Events.

Effective June 11, 2008, Mr. Skelly and Mr. Gruber (as identified above) as well Jamie Oei, a former officer and director of the Company, agreed to the cancellation and return to treasury of the Company of an aggregate of 28,444,200 shares the Company’s common stock, as follows:

•	Mr. Skelly agreed to the cancellation of 800,000 shares;
•	Mr. Gruber agreed to the cancellation of 120,000 shares; and
•	Mr. Oei agreed to the cancellation of 27,524,200 shares.

This share cancellation represents the cancellation and return to treasury of approximately 28.2% of the Company’s issued and outstanding share capital.  Immediately prior to this cancellation of shares, the Company had 100,800,000 shares issued and outstanding.  As a result of this cancellation, the Company now has 72,355,800 shares issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICA RESOURCES CORPORATION

DATE: June 11, 2008	By:	/s/ Gerry Jardine
Name: Gerry Jardine
Title: President